UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 21, 2008

Financial Security Assurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

New York	1-12644	13-3261323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 West 52nd Street, New York, NY (Address of principal executive offices)		10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 826-0100

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 420.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On November 21, 2008, Moody’s Investors Service, Inc. (“Moody’s”) downgraded the financial strength ratings of Financial Security Assurance Inc. (“FSA”) and its affiliated insurance companies to Aa3 with developing outlook.  FSA is the principal insurance company subsidiary of Financial Security Assurance Holdings Ltd. (the “Company”).  In the same ratings action, Moody’s downgraded the debt ratings of the Company to A3.

A copy of the press release issued by the Company in response to Moody’s action is furnished herewith as Exhibit 99.1.

Item 9.01.                                          Financial Statements and Exhibits.

(c)  Exhibits.

99.1	Financial Security Assurance Holdings Ltd. press release dated November 21, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL SECURITY ASSURANCE
HOLDINGS LTD.

Date: November 24, 2008	By:	/s/ Bruce E. Stern
		Name:	Bruce E. Stern
		Title:	General Counsel and Managing Director

EXHIBIT INDEX

Exhibit Number	Description
99.1	Financial Security Assurance Holdings Ltd. press release dated November 21, 2008.